EXHIBIT 99.(a)(1)(ii)
LETTER OF TRANSMITTAL
TO ACCOMPANY SHARES OF PREFERRED STOCK
OR ORDER TENDER OF UNCERTIFICATED SHARES
OF
THE MEXICO EQUITY AND INCOME FUND, INC.
TENDERED PURSUANT TO THE OFFER TO REPURCHASE
DATED MAY 30, 2008
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON JUNE 27, 2008, UNLESS THE OFFER TO
PURCHASE IS EXTENDED. (THE “EXPIRATION DATE”)
The Depositary for the Offer is:
Computershare Trust Company, N.A.
By Certified Mail, By Overnight Courier, By Hand:

By Certified Mail:	By Overnight Courier:	By Hand:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
P.O. Box 859208	161 Bay State Drive	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184	Braintree, MA 02184
Attn: Corporate Actions	Attn: Corporate Actions	Attn: Corporate Actions

DESCRIPTION OF SHARES TENDERED

Share(s) Tendered
(Attach Additional Signed Schedule if Necessary)
Total Number of
Name(s) and Address(es) of Registered Holder(s): (Please		Preferred Shares
Fill In, if Blank, Exactly as Name(s)Appear(s) on	Certificate	Evidenced by	Number of Preferred
Certificate(s))	Number(s)*	Certificates	Shares Tendered**

Total Preferred Shares Tendered

*	Need not be completed by Preferred Stockholders who tender Preferred Shares by book-entry transfer.

**	Unless a lesser number of Preferred Shares is indicated in this column, it will be assumed that all Preferred Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR PREFERRED SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE PREFERRED STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.
This Letter of Transmittal is to be used (a) if certificates for Preferred Shares are to be forwarded herewith, or (b) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) pursuant to the procedure set forth in Section 3, Procedure for Tendering Preferred Shares, of the Fund’s Offer to Repurchase. Preferred Stockholders whose certificates are not immediately available or who cannot deliver certificates for Preferred Shares or deliver confirmation of the book-entry transfer of their Preferred Shares into the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date may nevertheless tender their Preferred Shares according to the guaranteed delivery procedures set forth in Section 3, Procedure for Tendering Preferred Shares, of the Fund’s Offer to Repurchase. See Instruction 2 below. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW AS WELL AS IN THE “AUTHORIZATION INSTRUCTIONS” FORM IN THIS LETTER OF TRANSMITTAL. FAILURE TO FURNISH THE INFORMATION REQUESTED REGARDING ACCOUNT INFORMATION WILL RESULT IN AN INCOMPLETE REDEMPTION REQUEST WHICH WILL MEAN THE FUND CANNOT REPURCHASE YOUR PREFERRED SHARES.

Your Name:

Mexican Account Information:

Name of Account (if different):

Bank or Broker Name (in Mexico):

Bank or Broker Address:

Securities Account No.:

Name & Telephone No. of Representative:

PORTFOLIO SECURITIES WILL BE REGISTERED IN THE NOMINEE NAME OF THE DELIVERING PARTY. THE UNDERSIGNED, IN CONJUNCTION WITH THE MEXICAN BANK/BROKER, SHALL BE RESPONSIBLE FOR REREGISTERING THE PORTFOLIO SECURITIES.
☐ CHECK HERE IF TENDERED PREFERRED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:                    Transaction Code Number:
Participant Number
If the tendered Preferred Shares are being tendered by a Nominee Holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:
☐ CHECK HERE IF CERTIFICATES FOR TENDERED PREFERRED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.
Ladies and Gentlemen:
The undersigned hereby tenders to The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), the shares of the Fund’s preferred stock, $0.001 par value per share (the “Preferred Shares”) described below, at a price per Preferred Share (the “Repurchase Price”) equal to 99% of the net asset value (“NAV”) per Preferred Share as of the close of regular trading on the New York Stock Exchange on June 27, 2008 or such later date to which the Offer is extended, upon the terms and subject to the conditions set forth in the Fund’s Offer to Repurchase, dated May 30, 2008, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). The Expiration Date of the Offer is 5:00 p.m., New York City time, on June 27, 2008. If the Fund, in its sole discretion, shall have extended the period for which the Offer is open, the Expiration Date shall mean the latest time and date on which the Offer, as so extended by the Fund, shall expire.
The undersigned should recognize that there are expenses associated with participation in the Offer. Without consideration of any potential tax consequences to a Preferred Stockholder of participation in the Offer, the actual per Preferred Share expenses for the undersigned of participation in the Offer will depend on a number of factors, including the number of Preferred Shares redeemed, the Fund’s portfolio composition at the time, market conditions prevailing during the process, the varying expenses associated with establishing the necessary Mexican Account described below, and/or enlisting the assistance of a U.S. bank or broker, which may charge a fee for submitting the documentation necessary for participation. The Offer will generally be a taxable transaction.
Subject to, and effective upon, acceptance of payment of Portfolio Securities for the Preferred Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Preferred Shares that are being tendered hereby and that are being accepted for redemption pursuant to the Offer (and any and all dividends, distributions, other Preferred Shares or other securities or rights issued or issuable in respect of such Preferred Shares on or after the Expiration Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Preferred Shares (and any such dividends, distributions, other Preferred Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Preferred Shares (and any such other dividends, distributions, other Preferred Shares or securities or rights) or transfer ownership of such Preferred Shares (and any such other dividends, distributions, other Preferred Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned’s agent, of the Repurchase Price, (b) present such Preferred Shares (and any such other dividends, distributions, other Preferred Shares or securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares (and any such other dividends, distributions, other Preferred Shares or securities or rights), all in accordance with the terms of the Offer.
The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Preferred Shares (and any and all dividends, distributions, other Preferred Shares or other securities or rights issued or issuable in respect of such Preferred Shares on or after the Expiration Date); (b) when and to the extent the Fund accepts the Preferred Shares for redemption, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Preferred Shares (and any and all dividends, distributions, other Preferred Shares or securities or rights issued or issuable in respect of such Preferred Shares on or after the Expiration Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.
The name(s) and address(es) of the registered owner(s) should be printed as they appear on the registration of the Preferred Shares. If the Preferred Shares presented for redemption are in certificate form, the certificate(s) representing such Preferred Shares must be returned together with this Letter of Transmittal.
The undersigned recognizes that, under certain circumstances set forth in the Offer to Repurchase, the Fund may terminate or amend the Offer or may not be required to repurchase any of the Preferred Shares presented for redemption. In any such event, the undersigned understands that certificate(s) for the Preferred Shares not repurchased, if any, will be returned to the undersigned at its registered address.
The undersigned understands that acceptance of Preferred Shares by the Fund for repurchase represents a binding agreement between the undersigned and the Fund upon the terms and conditions of the Offer.
The Portfolio Securities representing payment for the Preferred Shares repurchased will be titled on an interim basis in the name of the Mexican Custodian for the benefit of the redeeming Preferred Stockholder. The undersigned must have established cash and securities accounts with a bank or broker in Mexico and provide this information at the time the Preferred Shares are presented for redemption (the “Mexican Account”).
The Mexican Account is a condition to participation in the Offer. Undersigned must also complete the Authorization Instructions Form and submit certain tax information as a condition to participation in the Offer.
The Fund is not responsible for any errors or deficiencies in a submission and has no responsibility to notify Preferred Stockholders of any deficiencies or errors in a submission. The Mexican bank or broker designated by undersigned will be responsible for reregistration or Portfolio Securities in the undersigned’s name.
All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Preferred Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date in accordance with Section 4, Rights of Withdrawal, of the Fund’s Offer to Repurchase. After the Expiration Date, tenders made pursuant to the Fund’s Offer to Repurchase will be irrevocable.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
The undersigned understands that the valid tender of Preferred Shares pursuant to any one of the procedures described in Section 3, Procedure for Tendering Preferred Shares, of the Offer to Repurchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.
The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Preferred Shares tendered hereby.
Unless otherwise indicated herein under Special Payment Instructions, please return any certificates for Preferred Shares not tendered or accepted for redemption (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under Description of Preferred Shares Tendered. Similarly, unless otherwise indicated under Special Delivery Instructions, please return any certificates for Preferred Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under Description of Preferred Shares Tendered. In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please return such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Preferred Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Preferred Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to

Preferred Shares tendered by book-entry transfer which Preferred Shares may be tendered hereby.
SIGN HERE
(IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN)
(Signature(s) of Preferred Stockholder(s))
Dated:                     , 2008
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Preferred Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s)

(Please Print)

Capacity (Full Title)

Address

City State Zip Code

Area Code and Telephone Number

Employer Identification or Social Security Number

AUTHORIZATION INSTRUCTIONS
REGARDING THE REPURCHASE OFFER BY
THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”)
TO REPURCHASE UP TO 25% OF ITS ISSUED AND OUTSTANDING SHARES OF PREFERRED STOCK (“PREFERRED SHARES”) AT 99% OF NET ASSET VALUE PER SHARE IN EXCHANGE FOR PORTFOLIO SECURITIES OF THE FUND.
Name of Record Holder or DTC Participant (if shares held in “street name”) (“Record Holder”):
The Record Holder has delivered to Computershare Trust Company, N.A. (the “Depository”) the documentation required whereby the Record Holder has indicated that the Record Holder will be submitting Preferred Shares for repurchase by the Fund pursuant to the Fund’s offer to repurchase Preferred Shares up to 25% of the Fund’s issued and outstanding Preferred Shares at 99% of the Fund’s per Preferred Share net asset value determined at the close of business on the Expiration Date (as defined in the Offer to Repurchase), in exchange for a pro-rata portion of each of the securities (other than short-term fixed income securities with maturities of less than one year, securities with transfer restrictions and certain illiquid securities), subject to adjustments for fractional shares and odd lots, and any cash held in the Fund’s investment portfolio at the close of business on the Expiration Date (“Portfolio Securities”) (the “Offer”).
As a condition to participation in the Offer, Fund stockholders are required to establish a securities account (the “Mexican Account”) with a bank or broker in Mexico, or to have an already existing account in Mexico, information concerning which is provided below as regards the Record Holder’s Fund shares.
Mexican Account:
•	Name of bank or broker in Mexico: (“Mexican Custodian”)

•	Address, City and zip code:

•	Securities Account No:

•	Account Executive (AE): Mr./Ms.

•	Telephone No. of Record Holder:

•	E-mail address (if available) of AE:

•	E-mail address (if available) of Record Holder:

I hereby certify that the information above is correct and accurate and that I am the registered and authorized holder and signatory under such Mexican Account.
I represent that none of the Fund, its investment adviser, sub-custodian, or Depositary, or any of their agents or representatives (the “Parties”), assume any responsibility and/or liability for any errors or deficiencies regarding the Mexican Account. In the event that the Mexican Custodian does not accept for deposit into my Mexican Account any Portfolio Securities, as mentioned in (2) below for any reason whatsoever, none of the Parties will be held responsible.
I hereby:
(1) Authorize my Mexican Custodian to provide any required information requested by Pichardo Asset Management S.A. de C.V., the Fund’s investment adviser, or any of its agents or representatives, that would allow them to validate the Mexican Account Information;
(2) Instruct my Mexican Custodian to accept for deposit any Portfolio Securities distributed in response to my participation in the Offer;
(3) Acknowledge that the Mexican counterparty that will transfer to my Mexican Account the Portfolio Securities will be Banamex, the Fund’s sub-custodian. The Portfolio Securities (except for cash) will be settled through S.D. Indeval; and
(4) Acknowledge my Mexican Custodian will be the party that will confirm to me the transfer of my pro-rata portion of Portfolio Securities and cash, if any, into my account.
     Parties are hereby released from any liability resulting from any communications with my Mexican Custodian. Additionally, and with respect to the establishment of the Mexican Account with my Mexican Custodian, I acknowledge that none of the Parties will be held responsible.

Record Holder Name:

Signature:

Date:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW
INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Preferred Shares presented for redemption (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company (“DTC”) whose name appears on DTC’s security position listing as the owner of Preferred Shares), or (b) if such Preferred Shares are presented for redemption for the account of a firm (an “Eligible Institution”) which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Stock Transfer Association approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only (a) if Preferred Shares are to be forwarded with this Letter of Transmittal; or (b) if transfers of Preferred Shares presented for redemption are to be made by book-entry transfer to the account maintained by the Depositary according to the procedure set forth in Section 3 of the Offer to Repurchase. If transfers of Preferred Shares presented for redemption are to be made by book-entry transfer, the Preferred Stockholder must also complete the DTC Delivery Election Form included with the materials.
Certificates for all physically submitted Preferred Shares or confirmation of a book-entry transfer in the Depositary’s account at DTC of Preferred Shares submitted by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date. Preferred Stockholders whose certificates are not immediately available or who cannot deliver Preferred Shares and all other required documents to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date, or whose Preferred Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Expiration Date, may submit their Preferred Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof), which must be received by the Depositary prior to the Expiration Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 3, “Procedure for Participating in the Offer,” of the Fund’s Offer to Repurchase. Pursuant to such procedures, the certificates for all physically submitted Preferred Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of

Transmittal must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3, “Procedure for Participating in the Offer,” of the Fund’s Offer to Repurchase.
THE METHOD OF DELIVERY OF PREFERRED SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE PREFERRED STOCKHOLDER PRESENTING PREFERRED SHARES FOR REDEMPTION. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Preferred Stockholders have the responsibility to cause their Preferred Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a photocopy bearing original signature(s) and any required signature guarantees), and any other documents required by this Letter of Transmittal to be delivered in accordance with the Offer.
The Fund will not accept any alternative, conditional or contingent redemption requests. All stockholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or photocopy hereof), waive any right to receive any notice of the acceptance of their request for repurchase.
3. Lost Certificates. In the event that any Preferred Stockholder is unable to deliver to the Depositary the Fund certificate(s) representing his, her or its Preferred Shares due to the loss or destruction of such certificate(s), such fact should be included on the face of this Letter of Transmittal. In such case, the Preferred Stockholder should also contact the Depositary, at 1-888-294-8217, to report the lost securities. The Depositary will forward additional documentation which such Preferred Stockholder must complete in order to effectively surrender such lost or destroyed certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary.
4. Inadequate Space. If the space provided in any of the above boxes is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached to the Letter of Transmittal.
5. Signatures on Letter of Transmittal, Authorizations, and Endorsements. Signature(s) by registered holder(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
If any of the Preferred Shares presented for redemption are owned of record by two or more joint owners, all of the owners must sign this Letter of Transmittal. If any of the Preferred Shares presented for redemption are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority to act in such a fiduciary or representative capacity must be submitted.
6. Transfer Taxes on Preferred Shares. There are no transfer taxes related to the Offer. However, the Offer will generally be a taxable transaction for income tax purposes.
7. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Preferred Shares presented for redemption will be determined by the Fund, in its sole discretion, and the Fund’s determination shall be final and binding. The Fund reserves the absolute right to reject any or all Preferred Shares presented for redemption determined not to be in appropriate form or to refuse to accept for redemption for any Preferred Shares if, in the opinion of the Fund’s counsel, accepting, repurchasing or paying for the Preferred Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer in whole or in part, or any defect in any redemption request, whether generally or with respect to any particular Share(s) or Preferred Stockholder(s). The Fund’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding.
NONE OF THE FUND, THE FUND’S INVESTMENT ADVISER, THE DEPOSITARY, NOR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF DEFECTS OR IRREGULARITIES IN REDEMPTION REQUESTS, AND NONE OF THEM SHALL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE AUTHORIZATION INSTRUCTIONS FORM AND NECESSARY TAX INFORMATION.
8. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14e-4 promulgated thereunder make it unlawful for any person, acting alone or in concert with others, to present Preferred Shares for redemption in a partial redemption for such person’s own account unless at the time of the request for redemption, and at the time the Preferred Shares are accepted for payment, the person presenting Preferred Shares for redemption has a net long position equal to or greater than the amount presented for redemption in (i) Preferred Shares, and will deliver or cause to be delivered such Preferred Shares for the purpose of redemption to the person permitting the Offer within the period specified in the Offer; or (ii) an equivalent security, and, upon acceptance of his or her request for redemption, will acquire Preferred Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Preferred Shares so acquired for the purpose of participating in the Offer to the Depository prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the redemption or guarantee of a redemption on behalf of another person. The acceptance of Preferred Shares by the Fund for placement will constitute a binding agreement between the redeeming Preferred Stockholder and the Fund, upon the terms and subject to the conditions of the Offer, including such Preferred Stockholder’s representation that (i) such Preferred Stockholder has a net long position in the Preferred Shares being presented for redemption within the meaning of Rule 14e-4 promulgated under the Exchange Act; and (ii) the redemption of such Preferred Shares complies with Rule 14e-4.
9. Backup Withholding Tax. Each U.S. Preferred Stockholder presenting Preferred Shares for redemption who has not already submitted a correct, completed and signed Form W-9 to the Fund, or does not otherwise establish an exemption from withholding must notify the Depositary of his/her correct taxpayer identification number (“TIN”) (or certify that he/she/it is awaiting a TIN) and provide certain other information by completing and providing to the Depository the Substitute Form W-9 provided under “Important Tax Information” below. Failure either to provide the information on the form or to check the box in Part 2 of the form will result in a defective submission and the Fund will be unable to repurchase the Preferred Stockholders’ submitted Preferred Shares.
10. Withholding for Non-U.S. Preferred Stockholders. Each non-U.S. Preferred Stockholder presenting Preferred Shares for redemption who has not already submitted a correct, completed and signed Form W-8 to the Fund must complete the Form W-8 included with this Letter of Transmittal and provide it to the Depositary. Failure to provide the Form W-8 will result in a defective submission and the Fund will be unable to repurchase the Preferred Stockholders’ submitted Preferred Shares.
Even if a non-U.S. Preferred Stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a non-U.S. Preferred Stockholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a non-U.S. Preferred Stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8 BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the U.S., a non-U.S. Preferred Stockholder must deliver to the Depositary a properly completed and executed IRS Form W-8 ECI. The Depositary will determine a Preferred Stockholder’s status as a non-U.S. Preferred Stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Forms W-8 BEN or W-8 ECI) unless facts and circumstances indicate that such reliance is not warranted. A non-U.S. Preferred Stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such Preferred Stockholder satisfies certain requirements or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Non-U.S. Preferred Stockholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.
IMPORTANT: THIS LETTER OF TRANSMITTAL, BEARING ORIGINAL SIGNATURE(S), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, PREFERRED SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM), AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.
The acceptance of Preferred Shares by the Fund for payment will constitute a binding agreement between the redeeming Preferred Stockholder and the Fund, upon the terms and conditions of the Offer.
IMPORTANT TAX INFORMATION
THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PARTICIPATION IN THE OFFER IS GENERALLY A TAXABLE TRANSACTION. ALL PREFERRED STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER AND ARE ALSO URGED TO REVIEW SECTION 9 OF THE OFFER TO REPURCHASE.
SUBSTITUTE FORM W-9 OR FORM W-8
Under the U.S. federal income tax laws, the Depositary may be required to withhold 30% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding, each redeeming U.S. Preferred Stockholder must provide the Depositary with such Preferred Stockholder’s correct TIN by completing the Substitute Form W-9 set forth below. In general, if a Preferred Stockholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the Preferred Stockholder may be subject to a penalty imposed by the Internal Revenue Service. Certain Preferred Stockholders (including, among others, most corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Preferred Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number.
In order for a non-U.S. Preferred Stockholder to avoid 30% backup withholding, the Preferred Stockholder must submit a statement to the Depositary signed under penalties of perjury attesting that he/she/it is a non-U.S. Preferred Stockholder. Form W-8 and instructions for such statement are enclosed for non-U.S. Preferred Stockholders. To qualify as an exempt recipient on the basis of foreign status, a Preferred Stockholder must submit a properly completed Form W-8 BEN or Form W-8 ECI, signed under penalties of perjury, attesting to that person’s exempt status. A Preferred Stockholder would use a Form W-8 BEN to certify that it (1) is neither a citizen nor a resident of the United States, (2) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year, and (3) reasonably expects not to be engaged in a trade or business within the United States to which the gain on the sale of the Preferred Shares would be effectively connected; and would use a Form W-8 ECI to certify that (1) it is neither a citizen nor resident of the U.S., and (2) the proceeds of the sale of the Preferred Shares is effectively connected with a U.S. trade or business. A foreign Preferred Stockholder may also use a Form W-8 BEN to certify that it is eligible for benefits under a tax treaty between the United States and such foreign person’s country of residence.
A PREFERRED STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.
CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8
Failure to complete Substitute Form W-9 or Form W-8 will cause the Preferred Shares to be deemed invalidly presented for redemption. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Preferred Stockholder may claim a refund from the Internal Revenue Service.
IMPORTANT—SIGN BELOW AND COMPLETE SUBSTITUTE FORM W-9
(BELOW) OR FORM W-8 (ENCLOSED) AS APPLICABLE
Under penalty of perjury, I certify (1) that the number set forth below is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) that I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service (IRS) has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien). Instruction: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to underreporting and you have not received a notice from the IRS that backup withholding has been terminated.
The undersigned recognizes that, under certain circumstances set forth in the Repurchase Offer to Repurchase, the Fund may not be required to repurchase the Preferred Shares presented for redemption. The undersigned understands that certificate(s) for Preferred

Shares not repurchased will be returned to the undersigned at the address indicated above. In the case of Preferred Shares not evidenced by certificate, the Depositary will cancel the repurchase request as to any Preferred Shares not repurchased by the Fund.
The Portfolio Securities representing the repurchase price for such of the Preferred Shares presented for redemption as are repurchased should be issued to the undersigned and mailed to the address indicated above.
All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Offer to Repurchase, the Preferred Stockholder’s presentment of Preferred Shares for redemption is irrevocable.
The Offer is hereby accepted in accordance with its terms.

(Signature(s) of Preferred Stockholder(s))

Dated: , 2008
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted under this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):

(Please Type or Print)

Capacity (Full Title):

(See Instruction 5)

Address:

(Include Zip Code)

Area Codes and Telephone Numbers:

Home:

Taxpayer Identification (or Social Security No.) (if applicable):

(Complete Substitute Form W-9 below or Form W-8 (enclosed), as applicable)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Tel.

No.:

Dated:

PAYER’S NAME:

SUBSTITUTE		PART II—Awaiting TIN ☐

Form W-9	PART I—Please provide your TIN (for individual, social security number) and certify by signing and dating below:	Please see below.

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE CERTIFICATION—Under penalties of perjury. I certify that:
(1) The information provided on this form is true, correct and payer’s request for Taxpayer Identification Number is complete and
(2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of under-reporting interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
(You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).) The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date

Name

(Please Print)

Address (Include Zip Code)

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE CERTIFICATION—Under penalties of perjury. I certify that:
(1) The information provided on this form is true, correct and payer’s request for Taxpayer Identification Number is complete and
(2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of under-reporting interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date

Name

(Please Print)

Address (Include Zip Code)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, I will not have submitted all information required to participate in the Offer, the Fund may be unable to repurchase my submitted Preferred Shares and 30% of all reportable payments due to me pursuant to the Offer may be withheld until I provide a Taxpayer Identification Number to the payer and that if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.
          Signature                                          Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND WILL RESULT IN A DEFECTIVE SUBMISSION; THE FUND WILL NOT BE ABLE TO REPURCHASE YOUR SUBMITTED SHARES. PLEASE REVIEW THE “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER” FOR ADDITIONAL DETAILS.
IMPORTANT: This Letter of Transmittal (together with certificates for Preferred Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to 5:00 p.m., New York City time, on June 27, 2008 (or if the offer is extended, the expiration as extended), at the appropriate address set forth below:
The Depositary for the Offer is:
Computershare Trust Company, N.A.
By Certified Mail, By Overnight Courier, By Hand:

By Certified Mail:	By Overnight Courier:	By Hand:
Computershare Trust Company, N.A. P.O. Box 859208 Braintree, MA 02185-9208 Attn: Corporate Actions	Computershare Trust Company, N.A. 161 Bay State Drive Braintree, MA 02184 Attn: Corporate Actions	Computershare Trust Company, N.A. 161 Bay State Drive Braintree, MA 02184 Attn: Corporate Actions